EXHIBIT 10-52

                SIGNAL GUARANTY AND SECURITY AGREEMENT

            AGREEMENT dated as of November 22, 1994 between SIGNAL APPAREL COMPANY, INC., an Indiana corporation
  (together with its successors, the "Guarantor"), and GREYROCK CAPITAL GROUP INC., as Agent for the Lenders referred to below.

                         W I T N E S S E T H :

            WHEREAS American Marketing Works, Inc. (the
  "Company"), certain lenders and Greyrock Capital Group Inc., as agent for such lenders, are parties to an Amended and Restated Credit Agreement dated as of February 16, 1993 (as the same may be amended from time to time, the "Credit Agreement"); and

            WHEREAS in order to induce such lenders and Greyrock Capital Group Inc., as agent for such lenders to enter into the Credit Agreement, the Guarantor has agreed to guarantee the obligations of the Company under the Financing Documents referred to in the Credit Agreement, and to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure its guarantee of the Company's obligations under the Financing Documents;

            NOW THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


  SECTION 1.  Definitions

            Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

            "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Guarantor, and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Guarantor arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Guarantor's rights in, to and under all purchase orders for goods, services or other property, and all of the Guarantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Guarantor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Guarantor), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Collateral" has the meaning set forth in
  Section 4.

            "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired by the Guarantor.

            "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Guarantor, including without limitation all motor vehicles, trucks, trailers, railcars and barges.

            "FS Signal Pledge Agreement" means the FS Signal
  Pledge Agreement dated as of November 22, 1994 between FS
  Signal Associates II and Greyrock Capital Group Inc.

            "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Guarantor, including (i) all obligations or indebtedness owing to the Guarantor (other than Accounts) from whatever source arising, (ii) all patents, patent licenses, trademarks, trademark licenses, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses (except to the extent that the granting by the Guarantor of a security interest therein results in the violation or termination of, or a default under, any license agreement to which the Guarantor is a party), (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the ERISA Group.

            "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including those evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Guarantor.

            "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Guarantor, wherever located, and shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

            "Perfection Certificate" means a certificate substantially in the form of Exhibit A, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Agent, and duly executed by the chief executive officer and the chief legal officer of the Guarantor.

            "Permitted Asset Dispositions" means the transfer by Signal of (i) up to 19.9% of the issued and outstanding common stock of The Shirt Shed, Inc., (ii) up to 19.9% of the issued and outstanding common stock of the Company and
  (iii) the assets which comprise the "Heritage" division of Signal as of the date hereof to a wholly-owned subsidiary of Signal (the "Acquisition Financing Subsidiary"); provided that substantially simultaneously with the completion of the transfer of such assets, the Acquisition Financing Subsidiary shall (i) incur Debt that is non-recourse to Signal or any other Subsidiary of Signal and (ii) apply the proceeds of such Debt to acquire a clothing mill the identity of which has been approved in writing by Greyrock Capital.

            "Permitted Liens" means the Security Interests and the Liens on the Collateral permitted to be created, to be assumed or to exist pursuant to the Signal Working Capital
  Facility.

            "Pledged Stock" means the capital stock of the Company and of Shirt Shed identified on Schedule 4 hereto and any other capital stock required to be pledged to the Agent pursuant to Section 4(B).

            "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including all claims of the Guarantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

            "Secured Obligations" means the obligations secured under this Agreement which include (a) all amounts payable by the Guarantor in respect of the Guarantor's guarantee under this Agreement of the full and punctual payment of the principal of and interest on the obligations of the Company under the Financing Documents and all other amounts payable by the Company under the Financing Documents and (b) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

            "Secured Parties" means the Agent and the Lenders.

            "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured
  Obligations.

            "Shirt Shed" means The Shirt Shed, Inc., an
  Indiana corporation, together with its successors.

            "Signal Working Capital Facility" means the BNY Financial Corporation Factoring Agreement dated as of May 23, 1991 between the Guarantor and BNY Financial Corporation, or any successor or replacement working capital facility entered into by the Guarantor, in each case as amended from time to time.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.


  SECTION 2.  Representations and Warranties

            The Guarantor represents and warrants as follows:

            (A) The Guarantor has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. The Guarantor has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased or otherwise acquired by it, as against its assignors and creditors of its assignors. The Pledged Stock includes all of the issued and outstanding capital stock of the Company. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Guarantor is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

            (B) The Guarantor has not performed any acts which might prevent the Agent from enforcing any of the terms of this Agreement or which would limit the Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral.

            (C) The information set forth in the Perfection Certificate delivered to the Agent prior to the Effective Date is correct and complete after giving effect to the consummation of the Acquisition. Not later than 30 days following the Effective Date, the Guarantor shall furnish to the Agent file search reports from each UCC filing office set forth in Schedule 7 to the Perfection Certificate confirming the filing information set forth in such Schedule.

            (D)  The Security Interests constitute valid
  security interests under the UCC securing the Secured Obligations. When UCC financing statements in the form specified in Exhibit A shall have been filed in the offices specified in the Perfection Certificate, the Security Interests shall constitute perfected security interests in the Collateral (except Inventory in transit) to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all other Liens and rights of others therein except for the Permitted Liens.

            (E) The Guarantor will, and will cause each of its Subsidiaries to, maintain (either in the name of the Guarantor or in such Subsidiary's own name) with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Lenders, upon request from the Agent, information presented in reasonable detail as to the insurance so carried.

            (F) All Inventory has or will have been produced in compliance with the applicable requirements of the Fair
  Labor Standards Act, as amended.

            (G)  Upon the delivery of certificates
  representing the Pledged Stock to the Agent (or to BNY Financial Corporation as bailee for the Agent) in accordance with Section 4 hereof, the Agent will have valid and perfected security interests in the Collateral subject to no prior Lien (other than Permitted Liens). No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or for the perfection or enforcement of the Security Interests in the Pledged Stock.

            (H) UCC Filing Locations. The chief executive office of the Guarantor is located at its address set forth on the signature pages of the Credit Agreement. Under the Uniform Commercial Code as in effect in the State in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.


  SECTION 3.  The Guaranty

            (A)  The Guarantor hereby unconditionally
  guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each payment obligation of the Company under the Financing Documents, and the full and punctual payment of all other amounts payable by the Company thereunder. Upon failure by the Company to pay punctually any such amount, the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement.

            (B)  Guaranty Unconditional.  The obligations of
  the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

            (i) any extension, renewal, settlement,
         compromise, waiver or release in respect of any obligation of the Company under Credit Agreement or any other Financing Document, by operation of law or otherwise;

            (ii) any renewal, extension, modification, amendment or restatement of or supplement to the Credit
         Agreement or any other Financing Document;

            (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company under the Credit Agreement or any other Financing Document;

            (iv) any change in the corporate existence, structure or ownership of the Company, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets or any resulting release or discharge of any obligation of the Company contained in the Credit Agreement or any other Financing Document;

            (v) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, the Agent, any Lender or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

            (vi) any invalidity or unenforceability relating to or against the Company for any reason of the Credit Agreement or any other Financing Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or any other Financing Document; or

            (vii) any other act or omission to act or delay of any kind by the Company, the Agent, any Lender or any other corporation or person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder.

            (C)  Discharge Only Upon Payment In Full;
  Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Notes and all other amounts payable by the Company under the Credit Agreement and the other Financing Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Company under the Credit Agreement or the other Financing Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

            (D)  Waiver by the Guarantor.  The Guarantor
  irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against any Company or any other corporation or person.

            (E) Subrogation. The Guarantor shall not be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Company with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Company in respect thereof unless and until the Secured Obligations have been fully and finally paid.

            (F) Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Company under the Credit Agreement or any of the other Financing Documents is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Lenders specified in Article VIII of the Credit Agreement.


  SECTION 4.  The Security Interests

            (A) In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Guarantor hereby grants to the Agent and, in the case of the property described in Clause 9 hereof, assigns and pledges to and with the Agent, for the ratable benefit of the Secured Parties a continuing security interest in and to all of the following property of the Guarantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

            (1)  Accounts;

            (2)  Inventory;

            (3)  General Intangibles;

            (4)  Documents;

            (5)  Instruments;

            (6)  Equipment;

            (7) All books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of the Guarantor pertaining to any of the Collateral;

            (8) The Pledged Stock, and all of the Guarantor's rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (contemporaneously with the execution and delivery hereof, the Guarantor is delivering certificates representing the Company Stock in pledge hereunder);

            (9) All Proceeds of all or any of the Collateral described in Clauses 1 through 8 hereof.

            (B) In the event that the Company at any time issues any additional or substitute shares of capital stock of any class, the Guarantor will immediately pledge and deposit with the Agent (or BNY Financial Corporation as bailee for the Agent) certificates representing all such shares as additional security for the Secured Obligations. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

            (C)  The Security Interests are granted as
  security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Guarantor with respect to any of the Collateral or any transaction in connection therewith.


            (D) All certificates representing Pledged Stock delivered to the Agent by the Guarantor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.


  SECTION 5.  Further Assurances; Covenants

            (A)  The Guarantor will not change its name,
  identity or corporate structure in any manner unless it shall have given the Agent (i) not less than 30 days' prior notice thereof and (ii) delivered an opinion of counsel with respect thereto in accordance with Section 5(K). The Guarantor will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Agent (i) not less than 30 days' prior notice thereof and (ii) delivered an opinion of counsel with respect thereto in accordance with Section 5(K). The Guarantor shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

            (B) The Guarantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any filings of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the Secured Parties to obtain the full benefits of this Agreement, or to enable the Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Guarantor hereby authorizes the Agent, and appoints the Agent as its true and lawful attorney (with full power of substitution, in the name of the Guarantor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties), to execute and file financing statements or continuation statements without the Guarantor's signature appearing thereon. The Guarantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Guarantor shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

            (C)  If any Collateral is at any time in the
  possession or control of any warehouseman, bailee or any of the Guarantor's agents or processors, the Guarantor shall notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Agent's account subject to the Agent's instructions.

            (D) The Guarantor shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably require in order to reflect the Security Interests.

            (E) The Guarantor will immediately deliver and pledge each Instrument to the Agent, appropriately endorsed to the Agent, provided that so long as no Event of Default shall have occurred and be continuing, the Guarantor may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business and the Agent shall, promptly upon request of the Guarantor, make appropriate arrangements for making any other Instrument pledged by the Guarantor available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Agent, against trust receipt or like document).

            (F) The Guarantor shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Secured Parties hereunder upon the occurrence and during the continuance of an Event of Default, the Guarantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Guarantor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or as a discount for prompt payment, all in accordance with the Guarantor's ordinary course of business consistent with its historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by the Guarantor or the Agent, shall be borne by the Guarantor.

            (G)  Upon the occurrence and during the
  continuance of any Event of Default, upon request of the Required Lenders through the Agent, the Guarantor will promptly notify (and the Guarantor hereby authorizes the Agent so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

            (H) The Guarantor shall, (i) upon the request of the Agent, in the case of Equipment then owned and
  (ii) thereafter, within 10 days of acquiring any other Equipment, deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Guarantor shall promptly inform the Agent of any additions to or deletions from the Equipment and shall not permit any such items to become a fixture to real estate or an accession to other personal property.

            (I) Without the prior written consent of the Required Lenders, the Guarantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except, subject to the rights of the Secured Parties hereunder if an Event of Default shall have occurred and be continuing, as permitted under the Signal Working Capital Facility and except that Signal may make the Permitted Asset Dispositions, whereupon, in the case of such a sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Agent.

            (J) The Guarantor will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce the provisions of this Agreement.

            (K) Not more than six months nor less than 30 days prior to each date on which the Guarantor proposes to take any action contemplated by Section 5(A), the Guarantor shall give notice to the Agent of such proposed action, and, at the Guarantor's cost and expense, cause to be delivered to the Secured Parties with such notice, an opinion of counsel, satisfactory to the Agent, substantially in the form of Exhibit B to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period (and after giving effect to the proposed action that is the subject of such notice), specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Guarantor have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

            (L) From time to time upon request by the Agent, the Guarantor shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Agent as to such matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request.


  SECTION 6.  Record Ownership of Pledged Stock

            The Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Guarantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Guarantor and the Agent will promptly give to the Guarantor copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.


  SECTION 7.  Right to Receive Distributions on Collateral

            The Agent shall have the right to receive and, upon the occurrence and during the continuance of any Event of Default, to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Guarantor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. All such dividends and other payments and distributions which are received by the Guarantor shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs upon the occurrence and during the continuance of an Event of Default, shall be segregated from other funds of the Guarantor and shall, forthwith upon demand by the Agent during the continuance of an Event of Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Events of Default that shall have occurred have been cured, the Agent's right to retain dividends and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Guarantor any such Collateral retained by the Agent during the continuance of an Event of Default.


  SECTION 8.  Right to Vote Pledged Stock

            Unless an Event of Default shall have occurred and be continuing, the Guarantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Guarantor accompanied by a certificate signed by its principal financial officer stating that no Event of Default has occurred and is continuing, deliver to the Guarantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

            If an Event of Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and the Guarantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.


  SECTION 9.  Insurance

            The Guarantor will cause the Agent to be named as an insured party and loss payee on each insurance policy covering risks relating to any of its Inventory and Equipment. The Guarantor will deliver to the Agent, upon request of the Agent, the insurance policies for such insurance or certificates of insurance evidencing such coverage. Each such insurance policy shall include effective waivers by the insurer of all claims for insurance premiums against the Agent or any Lender, provide for coverage to the Agent regardless of the breach by the Guarantor of any warranty or representation made therein, not be subject to co-insurance, provide that all insurance proceeds in excess of $100,000 per claim shall be adjusted with and payable to the Agent and provide that no cancellation, termination or material modification thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof. The Guarantor hereby appoints the Agent as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any insurance policies.



  SECTION 10.  General Authority

            The Guarantor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Guarantor, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Guarantor's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

            (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

           (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

           (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

  provided that the Agent shall give the Guarantor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Guarantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.


  SECTION 11.  Registration Rights

            (A)  Registration rights with respect to the
  Guarantor common stock pledged under the First Signal Pledge Agreement. The Guarantor hereby grants to the Secured Parties registration rights with respect to the common stock of the Guarantor that constitutes collateral under the FS Signal Pledge Agreement on the terms set forth in Exhibit C hereto.

            (B)  Registration rights with respect to the
  Pledged Stock. If the Agent shall determine to exercise its right to sell all or any of the Collateral and if in the opinion of counsel for the Agent it is necessary, or if in the opinion of the Agent it is advisable, to have the securities included in the Collateral, or the portion thereof to be sold, registered under the provisions of the Securities Act of 1933, the Guarantor agrees to cause the Company, at its own expense, (i) to execute and deliver all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such securities under the provisions of the Securities Act of 1933 and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) to make available to its security holders as soon as practicable, an earning statement (which need not be audited) covering a period of at least 12 months, beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Securities Act of 1933, (iii) to use its best efforts to qualify such securities under state Blue Sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities, as requested by the Agent, and (iv) at the request of the Agent, to indemnify and hold harmless the Agent, the Lenders and any underwriters (and any Person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Securities Act of 1933 or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Agent, any Lender or any underwriter (or any Person controlling any of the foregoing), provided that the Company shall not be liable to the Agent, any Lender or any underwriter (or any Person controlling any of the foregoing) to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Person expressly for use in such registration statement or prospectus.


  SECTION 12.  Remedies upon Event of Default

            (A) If any Event of Default has occurred and is continuing, the Agent may exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply cash, if any, then held by it as Collateral as specified in
  Section 14 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. The Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Guarantor will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Guarantor which may be waived, and the Guarantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 10 shall
  (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

            (B) For the purpose of enforcing any and all rights and remedies under this Agreement the Agent may (i) require the Guarantor to, and the Guarantor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent which is, in its opinion, reasonably convenient to the Agent and the Guarantor, whether at the premises of the Guarantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Guarantor's books and records relating to the Collateral and
  (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Guarantor, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Guarantor.


  SECTION 13.  Limitation on Duty of Agent
               in Respect of Collateral

            Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.


  SECTION 14.  Application of Proceeds

            Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priorities:

            first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any other Secured Party is to be reimbursed pursuant to Section 9.03 of the Credit Agreement or Section 17 hereof and unpaid fees owing to the Agent under the Credit Agreement;

            second, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Credit Agreement;

            third, to the ratable payment of unpaid principal of the Secured Obligations;

            fourth, to the ratable payment of all other
         Secured Obligations, until all Secured Obligations shall have been paid in full; and

            finally, to payment to the Guarantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

  The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.


  SECTION 15.  Concerning the Agent

            The provisions of Section 9.04 and Article X of the Credit Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the Guarantor in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

            (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

            (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Guarantor.


  SECTION 16.  Appointment of Co-Agents

            At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of Section 15).


  SECTION 17.  Expenses

            In the event that the Guarantor fails to comply with the provisions of this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of the Guarantor, and the Guarantor shall reimburse the Agent for the costs thereof on demand. Any and all taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested by the Required Lenders from time to time, or in respect of the sale or other disposition thereof shall be borne and paid by the Guarantor; and if the Guarantor fails to promptly pay any portion thereof when due, the Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Guarantor's account therefor, and the Guarantor agrees to reimburse the Agent or such other Secured Party therefor on demand. All sums so paid or incurred by the Agent or any Lender for any of the foregoing and any and all other sums for which the Guarantor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs (including the reasonable allocation of the compensation, costs and expenses of in-house counsel, based upon time spent)) reasonably incurred by the Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at an annual rate equal to 2% plus the rate announced from time by NationsBank of North Carolina, N.A. as its prime rate, be additional Secured Obligations hereunder.


  SECTION 18.  Termination of Security
               Interests; Release of Collateral

            Upon the repayment in full of all Secured
  Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Guarantor. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Required Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Guarantor, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.


  SECTION 19.  Notices

            All notices, communications and distributions hereunder shall be given in accordance with Section 11.03 of the Credit Agreement, provided that the Guarantor's address shall be that set forth on the signature pages hereof.


  SECTION 20.  Waivers, Non-Exclusive Remedies

            No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under the Credit Agreement, any of the other Financing Documents or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the Credit Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.


  SECTION 21.  Successors and Assigns

            This Agreement is for the benefit of the Agent and the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Guarantor and its successors and assigns.


  SECTION 22.  Changes in Writing

            Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Agent with the consent of the Required Lenders.


  SECTION 23.  NEW YORK LAW

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OR CONFLICTS OF LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.


  SECTION 24.  Severability

            If any provision hereof is invalid or
  unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


  SECTION 25.  Counterparts

            This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.



                                SIGNAL APPAREL COMPANY, INC.


                               By: /s/ G. M. Grandin
                                   --------------------------
                                   Title: Senior Vice
                                     President






                                GREYROCK CAPITAL GROUP INC.,
                                  as Agent


                               By: /s/ Ron Cohn
                                   --------------------------
                                   Title: Authorized Signatory




                  LIST OF OMITTED EXHIBITS AND SCHEDULES


Schedule 4          Stock Pledged
Exhibit A           Perfection Certificate
Schedule 6(A)       Description of Collateral
Schedule 7          Schedule of Filings
Exhibit B           Opinion of counsel for the Company
Exhibit C           Registration Rights
Schedule 2(C)       List of Facility Addresses
Schedule 2(E)       Authorized Consignment Distributors of Signal
                    Knitwear
Schedule 5(A)       File Search Reports
Schedule 5(B)       Financing Statements Identified in Search
                    Reports
Schedule 6(B)       Acknowledged Financing Statements
Schedule 9          List of Patents, Trademarks, Copyrights